UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2018

INNOPHOS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33124	20-1380758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259 Prospect Plains Road, Cranbury, New Jersey		08512
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    609-495-2495

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2018, the Board of Directors (the “Board”) of Innophos Holding, Inc. (the “Company”) increased the size of the Board to eight members and elected Jane Sinclair Hilk to fill the vacancy created by such increase. The Board did not appoint Ms. Hilk to serve on any committees at the time of the election. Information regarding any committee appointments will be provided in an amendment to this Current Report on Form 8-K.

Ms. Hilk served as Executive Vice President and President of Kraft Foods, a publicly-traded food marketer and manufacturer, from March 2013 to August 2015 and additionally as Chief Marketing Officer from January 2015 to August 2015. Previously, she served in multiple roles at Kraft, including Senior Vice President of Kraft Foods’ Oscar Mayer business unit (2008-2013), Vice President, Marketing, Cheese and Dairy business unit (2006-2008), and Vice President, Global Relationship Marketing (2004-2005). Ms. Hilk joined Kraft Foods in 1991 as Market Research Analyst, Frozen business unit. Prior to joining Kraft Foods, from 1987 to 1991, Ms. Hilk held various positions at the MARC Group, a global market research company. Ms. Hilk currently serves on the Board of Directors for Kar’s Nuts, a privately held snack foods company. Ms. Hilk earned her B.S. degree from the University of Illinois, Champaign-Urbana and her MBA from DePaul University, Chicago.

Ms. Hilk will receive the same compensation as the Company’s other non-employee directors, as described under “Compensation of Directors” in the Company’s Proxy Statement for its 2018 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 11, 2018.

There are no arrangements between Ms. Hilk and any other person pursuant to which Ms. Hilk was elected to serve as a director, nor are there any transactions in which the Company is a participant in which Ms. Hilk has a material interest requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

The Company issued a press release concerning the election of Ms. Hilk, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed with this report:

Exhibit No.	Description

99.1	Press Release

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

November 19, 2018	By:	/s/ Joshua Horenstein
	Name:	Joshua Horenstein
	Title:	Senior Vice President, Chief Legal and Human Resources Officer and Corporate Secretary